陕西龙门钢铁有限责任公司与陕西钢铁集团韩城分公司

Shaanxi Longmen Iron and Steel Co., Ltd. and Shaanxi Iron and Steel Group Co., Ltd. Hancheng Branch

"统一经营　分账核算"

"Unified Management and Independent Settlement"

合 作 协 议

Cooperation Agreement

二〇一一年四月 April 2011

中国・西安 China・Xi'an

第一章 总则

Chapter 1 GENERAL PRINCIPLES

1.1 统一经营合作背景 Cooperation background of unified management

根据陕西省政府《陕西省钢铁产业调整和振兴规划实施方案》提出的做大做强陕西钢铁产业的总体要求，陕西煤业化工集团有限责任公司、陕西钢铁集团有限公司自2009年8月起，以陕西龙门钢铁有限责任公司场地为基础，投资建设了新的烧结、炼铁、炼钢等主要生产设备，现已具备投运条件。

According to the overall requirements of "enlarge and strengthen the steel industry of Shaanxi" proposed in the "restructuring and revitalization plan of steel industry in Shaanxi Province", since August 2009, Shaanxi Coal & Chemical Industry Group Co., Ltd. and Shaanxi Iron and Steel Group Co., Ltd. have invested and built new iron and steel sintering and smelting facilities at Shaanxi Longmen Iron and Steel Co., Ltd. site. The facilities are now ready to operate and produce.

陕西龙门钢铁有限责任公司在人、财、物各个方面给予全力支持和协助，配合完成了新系统的建设和试运行。

Shaanxi Longmen Iron and Steel Co., Ltd. gave full support and assistance with respect to labor, financing, and materials, towards the completion of construction and test-run of the new system.

1.2 统一经营合作原则 Cooperation principle of unified management

考虑到陕西煤业化工集团有限责任公司重大资产投入的权益；考虑到通用钢铁控股有限公司作为美国上市公司需维持其对陕西龙门钢铁有限责任公司的控股地位；基于新投入的生产能力和陕西龙门钢铁有限责任公司资产的互补性和地域性；基于陕西龙门钢铁有限责任公司现有的完整生产管理系统；为发挥各自优势，经各股东方协商，达成了“统一经营、分账核算”的原则。

Taking into account the interests of major assets investment of Shaanxi Coal & Chemical Industry Group Co., Ltd., the control requirement as a US listed company by General Steel Holdings, Inc. at Shaanxi Longmen Iron and Steel Co. Ltd., the geographic locations and the mutual reliance of the newly built facilities on the existing production site of Shaanxi Longmen Iron and Steel Co. Ltd., and the existing comprehensive production management system of Shaanxi Longmen Iron and Steel Co., Ltd, the shareholders have agreed to reach an "unified management, independent settlement" agreement after negotiations and discussions to take the most advantages of each party.

各方同意以陕西龙门钢铁有限责任公司作为经营主体，同时为保护各方利益，组成决策委员会，实施对统一经营的监管。

Each party agrees that Shaanxi Longmen Iron and Steel Co., Ltd. is the principal operating entity while a Supervisory Committee is established to monitor the implementation of unified management for the best interests of each party. .

1.3 合作愿景 Cooperation Vision

陕西煤业化工集团有限责任公司和通用钢铁控股有限公司愿意发挥各自优势，拟通过股权置换或资产重组等方式，在产业链优化及延伸、市场开拓、资源利用等方面进行更深入的合作，特别要积极推进在资本市场上的合作.

Shaanxi Coal & Chemical Industry Group Co., Ltd. and General Steel Holdings, Inc. plan to utilize each party's expertise to further cooperate in the areas of industrial chain optimization, market expansion and resource utilization, through share exchange or assets reorganization, especially in the U.S. capital market.

第二章　统一经营各方

Chapter 2　Parties of unified management

2.1　统一经营各方如下：

Parties of unified management are set forth as following:

甲方：陕西煤业化工集团有限责任公司　（以下简称"甲方"）

Party A: Shaanxi Coal & Chemical Industry Group Co., Ltd. (hereinafter referred to as "Party A")

地址：陕西省西安市太乙路 182 号

Address: No.182 Taiyi Road, Xi'an, Shaanxi Province

法定代表人：华炜

Legal Representative: HUA Wei

乙方：通用钢铁控股有限公司（以下简称"乙方"）

Party B: General Steel Holdings, Inc. (hereinafter referred to as "Party B")

BEIJING HUAYUN STRONG TRANSLATION CENTER 北京华云恩创翻译中心

地址：北京市朝阳区朝阳门外大街乙 12 号昆泰国际大厦

Address: KunTai International Mansion Building, No.12 Chaoyangmenwai Ave, Chaoyang district, Beijing

法定代表人：禹作胜

Legal Representative: YU Zuosheng

丙方：陕西钢铁集团有限公司 （以下简称“丙方”）

Party C: Shaanxi Iron and Steel Group Co., Ltd. (hereinafter referred to as “Party C”)

地址：陕西省西安市经济技术开发区二环北路西段 5 号

Address: No.5 West Second Ring Road, Economic and Technological Development Zone, Xi'an, Shaanxi Province

法定代表人：张丹力

Legal Representative: ZHANG Danli

丁方：陕西龙门钢铁有限责任公司 （以下简称“丁方”）

Party D: Shaanxi Longmen Iron and Steel Co., Ltd. (hereinafter referred to as “Party D”)

地址：陕西省韩城市龙门镇下峪口村

Address: Xiayukou Village, Longmen Town, Hancheng City, Shaanxi Province

法定代表人：禹作胜

Legal Representative: YU Zuosheng

2.2 在本协议下文中，甲、乙、丙、丁四方单独称作“统一经营一方”，集体称作“统一经营各方”。

Herein the term "a party of unified management" refers to Party A, B, C and D individually, and "parties of unified management" refers to parties involved collectively.

2.3 统一经营任何一方对其他方宣布和保证，它具有完全合法的权利加入此协议，履行下文中的义务，并且其法定代表人或代表有充分的授权以本方的名义来签署此协议及其他相关文件。

Each party guarantees to other parties its lawful status entering the agreement to fulfill the following obligation. In addition, its legal representative or the representative is fully authorized to sign on the Agreement and other related documents on behalf of the party.

第三章　统一经营的范围及经营方式

Chapter 3　Business scope and mode of unified management

3.1　经统一经营各方协商同意，丙方将其韩城分公司的全部资产与丁方的全部资产统一进行合作经营，并以丁方为主体开展具体经营管理活动，同时统一经营各方参与对这部分资产的经营管理。

All parties agree after negotiation that the total assets of Party C's Hancheng branch and Party D shall be managed in unified management system, and Party D will be the principal operating entity to carry out specific management activities while other parties will be involved in the management of these assets.

3.2　统一经营管理资产的范围：The scope of assets in unified management

（1）截止于本协议签署日丁方的总资产；

Party D's total assets as of the date of this Agreement

（2）截止于本协议签署日丙方韩城分公司的生产用固定资产；

Productive fixed assets at Party C's Hancheng branch as of the date of this Agreement

（3）丁方在未来经营过程中增加的资产及丙方韩城分公司增加的生产用固定资产；

Added assets of Party D and added productive fixed assets of Party C's Hancheng Branch in future business

3.3　统一经营的所有活动都将在中华人民共和国的法律、法令和相关规章的监督管理之下。

All activities in unified management shall be supervised under the laws, decrees and relevant regulations of PRC.

第四章　统一经营的宗旨、经营范围及期限

Chapter 4　The objective, business scope and term of unified management

4.1　统一经营的宗旨：本着做大做强陕西省钢铁行业，加快产业装备升级，满足国家环保及节能减排等新政策的需要，提高产品质量和产量，开发新产品，通过先进技术和科学的管理手段，在国内及国际钢铁市场取得质量、种类和价格的竞争地位，进而提高经营成

果，保证统一经营各方获得满意的经济效益。

The objectives of unified management: to enlarge and strengthen the steel industry in Shaanxi Province, to accelerate industrial equipment upgrading, to meet the national environmental protection and energy conservation and other government requirements, to develop new products, to obtain the competitive position in quality, variety and price in both domestic and international iron and steel market, through advanced technology and management methods, to further improve operating results and secure satisfactory economic benefits for all parties of the unified management.

4.2 统一经营经营范围：钢坯、钢材的冶炼、加工及销售。

Business scope of unified management: smelting, processing and sale of steel billets and steel products.

4.3 统一经营的合作经营期限暂定为 20 年。本协议签署日期即为统一经营起始之日。如果在统一经营合作期限到期的 6 个月前，一方提出延长，经决策委员会同意后，经营合作期限可以延长。

The term of unified management is tentatively scheduled for 20 years. The date of this Agreement shall be the commencement date of unified management. The extension of business cooperation shall be approved by Supervisory Committee, upon any party's proposal 6 months prior to the termination of unified management.

第五章 统一经营各方的责任

Chapter 5 Responsibilities of the Parties

5.1 甲方的责任： Responsibilities of Party A

（1）支持并协助统一经营的经营管理；

Support and assist the unified management;

（2）为统一经营管理提供必要的资金支持及信贷帮助；

Provide necessary financial support and credit guarantee for unified management;

（3）为统一经营体提供煤、焦炭等原燃料的供应。其价格不高于当地的市场价格。

Supply coal, coke and other raw materials to the unified management entity. Its price shall be no higher than the local market price.

5.2 乙方的责任： Responsibilities of Party B

（1）支持并协助统一经营的经营管理；

Support and assist the unified management;

（2）为统一经营管理提供必要的资金支持及信贷帮助；

Provide necessary financial support and credit guarantee for unified management;

（3）尽最大努力帮助统一经营体拓展国内外市场。

Strive to help expand the domestic and foreign markets for unified management entity.

5.3 丙方的责任： Responsibilities of Party C

（1）支持并协助统一经营的经营管理；

Support and assist the unified management;

（2）为统一经营管理提供必要的资金支持及信贷帮助；

Provide necessary financial support and credit guarantee to unified management;

（3）完成其在韩城分公司建设固定资产期间对丁方资产及生产造成损失的补偿，以及试生产期间丁方产生的损失及试生产费用的补偿。

Make compensation for losses of Party D's assets and production caused by the construction of fixed assets of its Hancheng Branch.

5.4 丁方的责任： Responsibilities of Party D

（1）丁方作为统一经营的经营主体，负责对统一经营管理范围内的资产开展有效的日常经营管理；

As the principal operating entity of unified management, Party D is responsible for effective daily operation and management of assets within the scope of unified management;

（2）按照年度生产计划及原料、能源平衡计划安排，保证统一经营合作的正常生产所需的原料、水、电、气、运输及其他服务等；

In accordance with the annual production plan and the raw materials, energy balance plan, to ensure raw materials, water, electricity, gas, transportation and other services required for normal production of unified management;

（3 积极争取申请并保持国家及地方对西部大开发所给予的优惠政策。

Actively strive to apply for and maintain the preferential national and local policies for the development of the western regions.

第六章 决策委员会

Chapter 6 Supervisory Committee

6.1 统一经营各方同意成立陕西省龙钢统一经营决策委员会（以下简称“决策委员会”）。

The parties agreed to set up Shaanxi Longmen Iron and Steel unified management supervisory committee (hereinafter referred to as "Supervisory Committee").

6.2 决策委员会由4名委员组成，其中甲方委派代表1名，乙方委派代表1名，丙方委派代表1名，丁方代表1名由乙方委派。决策委员会主任由甲方委派的代表担任。决策委员会委员任期一届为三年；可通过再委任的方式续延。

The Supervisory Committee consists of four members, including appointed representatives of Party A, Party B, and Party C, as well as representative of Party D appointed by Party B. The director of Supervisory Committee is undertaken by appointed representative of Party A. The term of Supervisory Committee member is three years and can be extended by way of re-appointment

6.3 决策委员会对统一经营实施监管职能。凡涉及统一经营的所有重大事项均由决策委员会研究决定，统一经营各方必须据此履行各自的法定程序予以确认。所谓统一经营的重大事项参照《中华人民共和国公司法》规定的公司股东会及董事会职权范围内的事项。在处理重大事务时，决策委员会应本着平等、公平、公开、公正和互惠互利的原则研究决定，所有的决议事项均需全体委员的3/4表决同意方能通过。

The Supervisory Committee will perform the function to monitor the unified management. All significant issues involved in unified management shall be confirmed by the Committee, and all parties shall then execute through their legal procedures. The so-called significant issues refer to the major issues within the scope of shareholder meeting and the Board pursuant to *"Company Law of the People's Republic of China"*. In dealing with important and critical issues, the Supervisory Committee should make the decisions on the basis of the principles of equality, fairness, transparency, justice and mutual benefits, and all of the decisions shall be approved by at least 3/4 of the total committee members.

6.4 决策委员会应制定“决策委员会议事规则”，明确经营管理机构框架、职权和管理程序。

The Supervisory committee shall draft "Rules and Procedures of Supervisory Committee", to clarify organizational framework for management, authority and management procedures.

6.5 决策委员会每年最少召开一次会议。委员如不能出席，可出具委托书委托他人代表其出席和表决。会议在统一经营各方同意的地点举行，由决策委员会主任发起并主持；丁方董事长、总经理、党委、工会负责人可列席会议，但无表决权。决策委员会主任可根据二分之一以上委员的提议召开临时会议。所有会议记录必须存档。

The Supervisory Committee shall meet at least once a year. A representative shall be assigned

to attend and vote if the member is absent. The meeting shall be held at an agreed venue, initiated and chaired by the director of Supervisory Committee; Party D's chairman of board, general manager, party committee, union officials may attend the meeting but without voting rights. The director of the Committee may hold interim meeting based on proposal of more than half of members. All meeting minutes must be kept in archives.

6.6 一个由所有决策委员会委员共同签署的决定与正式的决策委员会会议决议具有同等效力。

A resolution signed by all members of Supervisory Committee has the same legal effect as the resolution signed at formal Supervisory Committee meeting.

第七章　经营管理机构

Chapter 7　Management organization

7.1 统一经营以丁方为主体开展经营管理活动。丁方董事会成员由 5 名增加为 7 名，新增 2 名董事，分别由乙方和丙方委派；并由丙方委派的董事担任董事长，法定代表人仍由乙方董事担任。

Business activities of the unified management are carried out with Party D as the principal operating entity. The number of Party D's Board members is increased from 5 to 7, the two new members are appointed by Party B and Party C, respectively; Chairman of the board is undertaken by the director appointed by Party C, the director of Party B still takes the position as the legal representative.

7.2 经营管理班子成员由决策委员会提名，由丁方董事会选举或聘任，任期为三年。

The management team members are nominated by the Supervisory Committee, elected or appointed by Party D's board, with term of three years.

第八章　产品及产品销售

Chapter 8　Products and product sales

8.1 统一经营所涉及的主要生产设备包括：1 台 450m3 高炉、4 台 1,280m3 高炉、1 台 265m2 烧结机、1 台 400m2 烧结备机、4 台 60t 转炉、2 台 120t 转炉、连铸机、螺纹钢生产线、高速线材生产线等，以及与前述设备配套的自动化控制系统及公辅设施。

The main production equipment involved in unified operation includes: one 450m^3 blast furnace, four 1,280 m^3 blast furnace, one 265m^2 sintering machine, one 400m^2 sintering machine, four 60 tons converters, two 120 ton converters, continuous-caster machine, Rebar production line, high speed wire production line, as well as automatic monitoring systems supplemented to aforementioned equipment and auxiliary facilities.

统一经营的产品主要为：生铁、钢坯、钢材及相应的副产品。

The main products of unified management are: pig iron, steel billets, steel products and the corresponding by-products.

8.2 统一经营的产品销售，由丁方统一对外销售并开具发票，具体销售方法和价格由丁方经营管理班子按照决策委员会及丁方董事会基于国内市场产品竞争情况及自身财务状况的建议来综合决定。

Party D is responsible for the sale of steel products for the unified management. The issuance of invoices, specific sales methods and pricing strategies are decided by Party D's management team based on the suggestions made by the Supervisory Committee and Party D's board with reference to domestic market conditions and its own financial status.

第九章　财务会计与利润分配

Chapter 9　Financial Accounting and Profit Distribution

9.1 统一经营将以丁方为主体开展经营活动。统一经营丙方韩城公司及丁方将根据中国的相关法律法规缴付其应付的各项税金。

Business activities of the unified management are carried out with Party D as the principal operating entity. Party C's Hancheng Branch and Party D shall pay taxes adhere to China's relevant laws and regulations.

9.2 统一经营丙方韩城公司及丁方的会计年度均为每年的一月一日至十二月三十一日。丙方韩城公司及丁方的所有月报表、季度报表和年度报表应及时提交决策委员会。

The fiscal year of Party C's Hancheng Branch and Party D is from January 1 to December 31. All monthly statements, quarterly reports and annual reports of Party C's Hancheng Branch and Party D should be promptly submitted to the Supervisory Committee.

9.3 丁方负责按照统一的会计政策和标准计提丙方韩城分公司及丁方投入合作经营范围内所有固定资产的折旧。

In accordance with uniform accounting policies and standards, Party D will accrue the depreciation expenses of all fixed assets of Party C's Hancheng Branch and Party D within business scope.

9.4 利润分配。统一经营所得由丁方和丙方韩城分公司暂按税前利润的 6:4 进行分配。两年后根据各方在龙钢公司实际投资的变化情况就利润分配方案再进行协商调整。

Profits Distribution: Pre-tax profits of unified management are distributed to Party D and Party C's Hancheng Branch at the rate of 6:4. In two years, the distribution plan will be

subject to adjustment based on each party's actual investment in the unified management system.

第十章 劳动管理

Chapter 10 Labor Management

10.1 职工定员、招聘、开除、辞退、辞职、工资、福利、劳动保险、劳动保护、劳动纪律等劳动人事制度，暂沿用丁方现有的劳动管理制度。统一经营实施后，由统一经营管理机构根据《中华人民共和国劳动法》及相关法律法规予以修订完善，保护劳动者的合法权益。

Labor and personnel policies such as staff quota, recruitment, dismissal, resignation, wages, welfare, labor insurance, labor protection, labor discipline tentatively adopt the existing labor management system of Party D. After the implementation of unified management, the system will be improved and amended according to the *"Labor Law of People's Republic of China"* and relevant laws and regulations, to protect the legitimate rights and interests of workers.

第十一章 统一经营终止时的资产处理

Chapter 11 Assets treatment upon termination of unified management

11.1 在统一经营终止时，按照相关法律法规进行审计清算。统一经营的丙、丁双方各自承担其债权债务。

Upon termination of unified management, audit and termination settlement will be carried out according to relevant laws and regulations. Party C and Party D are responsible for their debts respectively.

11.2 清算费用及清算工作组成员的酬劳应从统一经营收入中支付。

All expenses and remuneration to members of the termination working Group should be deducted from unified management income.

第十二章 协议的修订、更改及终止

Chapter 12 Amendment, alteration and termination

12.1 任何对此协议或附件的修订必须在决策委员会同意后方能生效。

Any amendment to this agreement or its attachments shall enter in to force with the consent of the Supervisory Committee.

12.2 若由于不可抗力因素使本协议不能执行时，或者由于统一经营在未来时间里产生严重损失而不能继续运营时，经过决策委员会的一致同意，统一经营可以在统一经营期限到期

之前终止；若统一经营各方均认为终止协议会使各方都受益时，协议可以在到期之前终止。

If this Agreement can not perform due to force majeure or serious losses caused in future operations, the Supervisory Committee agrees that unified management can be stopped prior to the termination date; if the parties agree that the termination will benefit all parties, the agreement may be stopped prior to the termination date.

12.3 如果因为统一经营一方不能履行协议中的义务及统一经营的规则，并由此造成统一经营不能正常运行或不能达成协议中设定的目标，本协议则视为违约方单方终止，其他统一经营方有权追诉损失并申请终止协议。若其他统一经营各方同意继续运营，违约方应赔偿所造成的经济损失。

If one party is unable to perform its obligations and unified management rules, to this end, unified management can not function properly or can not reach goals set in the agreement, the agreement is then regarded as terminated unilaterally; the other parties are entitled to claim losses and apply for termination of the agreement. If the other parties agreed to continue the unified management operations, the breaching party shall compensate the economic losses.

12.4 若丁方未来拟兼并或购买另一生产企业或经济组织，并与丙方分担其利益风险时，需获得统一经营各方同意。

If Party D plans to merger or purchase another production enterprises or economic organization, and share benefits and risks with Party C, it shall obtain consent of the parties.

第十三章　适用法律

Chapter 13 Applicable Laws

13.1 本协议的实施、有效性、解释、履行及纠纷解决受中国法律的制约和保护。

The implementation, validity, interpretation, performance and dispute resolution of this agreement is subjected to the constraints and protection of Chinese law.

第十四章　协议效力

Chapter 14 Agreement Effect

14.1 以下附件符合此协议的基本原则，被视为此协议整体中的一部分：

The following appendixes are consistent with the basic principles of this agreement and shall be regarded as an integral part of this agreement:

附件 1：统一经营各方营业执照副本

BEIJING HUAYUN STRONG TRANSLATION CENTER 北京华云思创翻译中心

Appendix 1: Copy of business license of all parties

附件 2：统一经营各方法定代表人或授权代表的身份证明

Appendix 2: Identification of all parties' legal representative or authorized representative

附件 3：各方董事会批准统一经营合作协议的决议

Appendix 3: Unified management cooperation agreement approval by all parties' board of directors

14.2 本协议及其附件构成合作经营各方就此事达成的全部协议，并取代以往就此事达成的所有协议。

This Agreement and its appendixes constitute the entire agreement of all parties and supersede all previous agreements reached.

14.3 统一经营各方应全力完成此协议及其附件的目的，任何一方不得损害统一经营合作及长远发展。

The Parties shall fulfill the objectives of this agreement and its appendixes, neither party shall harm the cooperation and long-term development of the unified management.

14.4 任何对统一经营一方违反协议中的规定和条件放弃追诉权，并不能解释成对其后来违反协议中的规定和条件放弃追诉权。

Any waivers to the breach of terms and conditions of the agreement can not be interpreted as waivers to the breach of terms and conditions of the agreement later.

14.5 如果本协议及其附件所包含的任何一个或多个规定无效、不合法，或根据相关法律不可能实施，本协议其它规定的有效性、合法性及实施性并不受影响和削弱。

If any one or more provisions in this agreement and its appendixes are invalid, illegal, or impossible to implement under the relevant law, the validity, legality and enforceability of other provisions of this Agreement shall not be affected and weakened.

14.6 除非特定提供、通知，或其它双方允许的方式，基本通信方式包括：

Unless specifically provided, informed or mutual agreed, the basic means of communication include:

a. 亲自送递；

delivered in person;

b. 预付费挂号航空邮件或通过国际快递公司送递；

BEIJING HUAYUN STRONG TRANSLATION CENTER 北京华云思创翻译中心

Prepaid registered air mail or delivered by international express mail;

c. 电报、传真及回复件，或追加航空邮件或国际快递邮件。

Telegram, fax and return items, or additional air mail or international express mail.

14.7 本协议条款列出的合作经营各方的地址被视为各方的邮寄地址；本协议列出的合作经营各方的传真号码被视为各方以传真方式联系的号码。

The addresses listed in this cooperative agreement are regarded as the mailing address of the parties; the fax numbers listed in this cooperative agreement are regarded as the number of fax communication.

甲方：Party A: 029-82260786

乙方：Party B: 010-58797344

丙方：Party C: 029-86189936

丁方：Party D: 0913-5182286

第十五章 附则

Chapter 15 Supplementary articles

15.1 丙、丁双方在签署本协议的同时，应签署确认补偿协议（内容见 5.3（3））。

Party C and Party D shall sign compensation agreement in addition to this agreement (see 5.3 (3)).

15.2 其它未尽事宜，统一经营各方友好协商解决。

Matters not concerned shall be settled through friendly consultation of the parties.

15.3 本协议正本一式伍份，统一经营各方及陕西省国资委各持壹份，自甲、乙、丙、丁四方法定代表人或授权代表签署之日起生效。

The agreement is in five copies of the same form. All parties of unified management and Shaanxi Province SASAC hold one copy each. The agreement will take effect after being signed by legal representatives or authorized representative of Party A, B, C and D.

BEIJING HUAYUN STRONG TRANSLATION CENTER 北京华云四通翻译中心

【此页无正文，为签字盖章页】

甲　　方：陕西煤业化工集团有限责任公司（盖章）

Party A: Shaanxi Coal & Chemical Industry Group Co., Ltd. (seal)

法定代表人（或授权代表）（签字）：

Legal Representative (or authorized representative) (signature):

乙　　方：通用钢铁控股有限公司（盖章）

Party B: General Steel Holdings, Inc. (seal)

法定代表人（或授权代表）（签字）：

Legal Representative (or authorized representative) (signature):

丙　　方：陕西钢铁集团有限公司（盖章）

Party C: Shaanxi Iron and Steel Group Co., Ltd. (seal)

法定代表人（或授权代表）（签字）：

Legal Representative (or authorized representative) (signature):

丁　　方：陕西龙门钢铁有限责任公司（盖章）

Party D: Shaanxi Longmen Iron and Steel Co., Ltd. (seal)

法定代表人（或授权代表）（签字）：

Legal Representative (or authorized representative) (signature):

二〇一一 年四月二十九日

April 29, 2011

BEIJING HUAYUN STRONG TRANSLATION CENTER 北京华云思创翻译中心

【此页无正文，为签字盖章页】

甲　　方：陕西煤业化工集团有限责任公司（盖章）

法定代表人（或授权代表）（签字）：

乙　　方：通用钢铁控股有限公司（盖章）

法定代表人（或授权代表）（签字）：

丙　　方：陕西钢铁集团有限公司（盖章）

法定代表人（或授权代表）（签字）：

丁　　方：陕西龙门钢铁有限责任公司（盖章）

法定代表人（或授权代表）（签字）：

二〇一一年四月二十九日